SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXCM2 12/00

                                                                        SELIGMAN
                                                                ----------------
                                                                 CASH MANAGEMENT
                                                                      FUND, INC.


                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                           A Money Market Mutual Fund
                           Seeking to Preserve Capital
                            and to Maximize Liquidity
                               and Current Income

TO THE SHAREHOLDERS

Short-term interest rates continued to rise during fiscal-year 2000, and this environment allowed Seligman Cash Management Fund to benefit from the higher yields that became available on the high-quality money market instruments that it invests in.

Through May, the Federal Reserve Board tightened monetary policy in an effort to slow the economy and ward off inflation. For some time, it appeared as though these efforts were having little effect since, during the first half of the year, the economy grew at a robust pace. However, by the second half of 2000, evidence began to appear that the economy was indeed slowing, and by the end of the year the Fed was voicing concerns about an economic slowdown.

While the federal funds rate rose from 5.50% to 6.50% over the course of the one-year period, the 10-year US Treasury bond yield fell from 6.44% to 5.11%. This inverse movement of short- and long-term yields resulted in short-term securities paying more in yield than longer-term securities. This situation is unusual, and benefited Seligman Cash Management Fund, which invests in very short-term securities.

During this reporting period, Seligman Cash Management Fund delivered a total return of 5.65% based on the net asset value of Class A shares. On December 31, 2000, its 30-day effective yield was 5.76%.

Looking ahead, we believe the Fed will seek to spur economic growth once again through reductions in the federal funds rate. In fact, in 2001, the Fed has already reduced the federal funds rate by 100 basis points in two 50-basis-point moves on January 3 and 31. We believe there will be more such cuts in the months ahead, which should allow the economy to begin growing again, albeit at a more moderate pace.

As always, we will continue to focus on quality and consistency regardless of the economic environment. Currently, short-term interest rates are above the rate of inflation, providing competitive risk-adjusted returns for investors.

Thank you for your continued support of Seligman Cash Management Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William Morris
William C. Morris
Chairman

                        /s/ Brian T. Zino
                        Brian T. Zino
                        President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: What economic and market factors influenced Seligman Cash Management Fund during the fiscal year ended December 31, 2000?

A: During the past fiscal year, short-term interest rates increased steadily and the economy slowed to a more moderate pace. The Federal Reserve Board, concerned about the economy's possibly too-rapid growth rate and accompanying inflationary pressures, raised the federal funds rate in February, March, and May for a total of 100 additional basis points. This was a continuation of 1999's tighter monetary policies.

   Seligman Cash Management Fund benefited from this higher-rate environment. On December 31, 1999, the 30-day effective yield for the Fund's Class A shares was 4.75%; by the end of 2000, this yield had risen to 5.76%.

Q: What was your investment strategy?

A: During the past fiscal year, we sought the highest possible yields that were available in high-quality, short-term securities, while maintaining a high level of liquidity for the Fund. During this time, this meant buying very short-term issues since these were often paying higher rates than those with longer maturities. On December 31, 2000, the Fund's weighted average maturity was just 12 days.

Q: What is your outlook?

A: During the second half of 2000, evidence began to appear that the economy was indeed slowing, as the Fed had intended. However, the Fed, and other economic observers, soon became concerned that the economy was slowing too much. On January 3, 2001, the Fed surprised markets with a 50-basis-point reduction in the federal funds rate. The Fed then made another cut, which was widely expected, of 50 basis points on January 31. We believe the Fed's tighter monetary policy of 2000 will be somewhat reversed in 2001, allowing the US economic expansion to continue.

Taxable Fixed Income Team: Gary Zeltzer (Portfolio Manager), Greg Siegal, Deborah Joseph (Administrative Assistant).

A TEAM APPROACH
Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.

INVESTMENT RESULTS
December 31, 2000

                                                      CLASS A           CLASS B          CLASS C           CLASS D
                                                 ----------------   ---------------  --------------   ----------------
Net Assets ..............................        $396,471,562       $43,259,233      $8,378,426       $29,532,386
Net Asset Value per Share ...............               $1.00             $1.00           $1.00             $1.00
Number of Shareholders ..................              10,511             2,591             444             1,785
Dividends* ..............................              $0.056            $0.046          $0.047            $0.046
Annualized Net Yield per Share ..........                5.55%             4.56%           4.75%             4.56%
Annualized Effective Yield per Share With
  Dividends Invested Monthly ............                5.70%             4.66%           4.85%             4.66%

------------------
* For the year ended December 31, 2000.
  Investment in the Fund is neither insured nor guaranteed by the US government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO OF INVESTMENTS
December 31, 2000

                                                                        ANNUALIZED
                                                                         YIELD ON         PRINCIPAL
                                                                       PURCHASE DATE       AMOUNT           VALUE
                                                                     ----------------   ------------- ----------------
US GOVERNMENT SECURITIES 33.4%
US Treasury Bills:
   5.60%, 1/4/2001...................................................       5.68%       $35,000,000      $ 34,984,104
   5.3025%, 1/18/2001................................................       5.38         15,000,000        14,962,441
   5.73%, 1/18/2001..................................................       5.81         30,000,000        29,918,825
   5.57%, 1/25/2001..................................................       5.65         35,000,000        34,874,000
   5.42%, 2/1/2001...................................................       5.50         45,000,000        44,789,975
                                                                                                         ------------
TOTAL US GOVERNMENT SECURITIES (Cost $159,529,345)...................                                     159,529,345
                                                                                                         ------------
FIXED TIME DEPOSITS 25.1%
ABN-AMRO Bank, Grand Cayman, 6.50%, 1/2/2001.........................       6.59         15,000,000        15,000,000
Bank of Montreal, Grand Cayman, 6.375%, 1/2/2001.....................       6.46         15,000,000        15,000,000
Bank of Nova Scotia, Grand Cayman, 6.375%, 1/2/2001..................       6.46         15,000,000        15,000,000
Bank One, Grand Cayman, 6.25%, 1/2/2001..............................       6.33         15,000,000        15,000,000
Barclays Bank, Grand Cayman, 6.25%, 1/2/2001.........................       6.33         15,000,000        15,000,000
Bayerische Hypo-und Vereinsbank, Grand Cayman, 6.25%, 1/2/2001.......       6.33         15,000,000        15,000,000
Dexia Banque, Grand Cayman, 6.375%, 1/2/2001.........................       6.46         15,000,000        15,000,000
National Westminster Bank, Nassau, 6.5625%, 1/2/2001.................       6.65         15,000,000        15,000,000
                                                                                                         ------------
TOTAL FIXED TIME DEPOSITS (Cost $120,000,000)........................                                     120,000,000
                                                                                                         ------------
REPURCHASE AGREEMENT 18.5% (Cost $88,100,000)
State Street Bank & Trust 5.75%, dated 12/29/2000, maturing 1/2/2001 collateralized by: $39,685,000 US Treasury Notes 7%, 7/15/2006,
   with a fair market value of $44,397,594 and $41,250,000
   US Treasury Bonds 9.125%, 5/15/2009, with a fair market value
   of $46,354,688....................................................       5.83         88,100,000        88,100,000
                                                                                                         ------------
TOTAL INVESTMENTS 77.0% (Cost $367,629,345)..........................                                     367,629,345
OTHER ASSETS LESS LIABILITIES 23.0%..................................                                     110,012,262
                                                                                                         ------------
NET ASSETS 100.0% ...................................................                                    $477,641,607
                                                                                                         ============

------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:
Investments, at value:
   US Government securities (Cost $159,529,345) .....................    $159,529,345
   Fixed time deposits (Cost $120,000,000) ..........................     120,000,000
   Repurchase agreement (Cost $88,100,000) ..........................      88,100,000
                                                                         ------------           $367,629,345
Cash ................................................................................                604,563
Receivable for Capital Stock sold ...................................................            113,084,531
Interest receivable .................................................................                105,886
Investment in, and expenses prepaid to, shareholder service agent ...................                 47,207
Other ...............................................................................                115,025
                                                                                                ------------
Total Assets ........................................................................            481,586,557
                                                                                                ------------
LIABILITIES:
Payable for Capital Stock redeemed ..................................................              3,224,426
Dividends payable ...................................................................                296,375
Management fee payable ..............................................................                115,715
Accrued expenses and other ..........................................................                308,434
                                                                                                ------------
Total Liabilities ...................................................................              3,944,950
                                                                                                ------------
Net Assets ..........................................................................           $477,641,607
                                                                                                ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized;
   477,632,695 shares outstanding):
   Class A ..........................................................................           $  3,964,670
   Class B ..........................................................................                432,562
   Class C ..........................................................................                 83,784
   Class D ..........................................................................                295,311
Additional paid-in capital ..........................................................            472,865,280
                                                                                                ------------
NET ASSETS:
Applicable to 396,467,027 Class A shares, 43,256,179 Class B shares, 8,378,387
Class C shares, and 29,531,102 Class D shares, equivalent to $1.00 per share ........           $477,641,607
                                                                                                ============

------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest ............................................................................            $22,926,711
                                                                                                 -----------

EXPENSES:
Management fee ...............................................             $1,456,973
Distribution and service fees ................................                705,642
Shareholder account services .................................                684,672
Registration .................................................                151,422
Shareholder reports and communications .......................                 70,460
Custody and related services .................................                 67,274
Auditing and legal fees ......................................                 60,775
Directors' fees and expenses .................................                 13,738
Miscellaneous ................................................                 80,238
                                                                           ----------
Total Expenses Before Fee Waiver ....................................................              3,291,194
Fee Waiver...........................................................................               (375,170)
                                                                                                 -----------
Total Expenses After Fee Waiver .....................................................              2,916,024
                                                                                                 -----------
Net Investment Income ...............................................................            $20,010,687
                                                                                                 ===========

------------------
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED DECEMBER 31,
                                                         ----------------------------------
OPERATIONS:                                                    2000              1999
                                                         ---------------    ---------------
Net investment income ................................   $    20,010,687    $    16,526,196
Net realized gain on investments .....................                --             24,060
                                                         ---------------    ---------------
Increase in Net Assets from Operations ...............        20,010,687         16,550,256
                                                         ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A ..............................................       (16,736,733)       (13,239,900)
Class B ..............................................        (1,782,447)        (1,322,133)
Class C ..............................................          (244,229)           (35,705)
Class D ..............................................        (1,248,207)        (1,914,210)
                                                         ---------------    ---------------
Decrease in Net Assets from Distributions ............       (20,011,616)       (16,511,948)
                                                         ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares ........................       626,888,318        578,692,226
Investment of dividends ..............................        16,315,747         12,459,279
Exchanged from associated Funds ......................     3,427,794,085      8,209,614,219
                                                         ---------------    ---------------
Total ................................................     4,070,998,150      8,800,765,724
                                                         ---------------    ---------------
Cost of shares redeemed ..............................      (775,086,730)      (829,766,335)
Exchanged into associated Funds ......................    (3,189,039,587)    (7,950,126,099)
                                                         ---------------    ---------------
Total ................................................    (3,964,126,317)    (8,779,892,434)
                                                         ---------------    ---------------
Increase in Net Assets from Capital Share Transactions       106,871,833         20,873,290
                                                         ---------------    ---------------
Increase in Net Assets ...............................       106,870,904         20,911,598

NET ASSETS:
Beginning of year ....................................       370,770,703        349,859,105
                                                         ---------------    ---------------
End of Year ..........................................   $   477,641,607    $   370,770,703
                                                         ===============    ===============


------------------
See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Cash Management Fund, Inc. (the "Fund") offers four classes of shares: Class A shares, Class B shares, Class C shares, and Class D shares, each of which may be acquired by investors at net asset value. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1% if redeemed within 18 months of original purchase. Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of

NOTES TO FINANCIAL STATEMENTS

purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:
a. Security Valuation -- The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Shares of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund's liability for deferred directors' fees are valued at current market values and included in other assets.
b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.
d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.
e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

NOTES TO FINANCIAL STATEMENTS

3. Capital Share Transactions -- The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

                            Year Ended December 31,
                    ------------------------------------
                          2000               1999
                    ---------------    -----------------
Class A
Sale of shares ..      610,557,669       546,954,171
Investment of
 dividends ......       13,791,958        10,306,371
Exchanged from
 associated Funds    3,018,774,242     5,622,443,254
                    --------------    --------------
Total ...........    3,643,123,869     6,179,703,796
                    --------------    --------------
Shares redeemed .     (720,936,423)     (707,787,966)
Exchanged into
 associated Funds   (2,819,488,466)   (5,451,596,881)
                    --------------    --------------
Total ...........   (3,540,424,889)   (6,159,384,847)
                    --------------    --------------
Increase
 in Shares ......      102,698,980        20,318,949
                    ==============    ==============
Class B
Sale of shares ..        5,708,345         8,649,264
Investment of
 dividends ......        1,397,766         1,098,450
Exchanged from
 associated Funds      164,853,821       187,602,839
                    --------------    --------------
Total ...........      171,959,932       197,350,553
                    --------------    --------------
Shares redeemed .      (21,672,017)      (17,403,964)
Exchanged into
 associated Funds     (149,641,539)     (161,526,822)
                    --------------    --------------
Total ...........     (171,313,556)     (178,930,786)
                    --------------    --------------
Increase
 in Shares ......          646,376        18,419,767
                    ==============    ==============

                           Year           May 27, 1999*
                          Ended               To
                    December 31, 2000  December 31, 1999
                    -----------------  -----------------
Class C
Sale of shares ..        3,345,631         1,846,950
Investment of
 dividends ......          169,357            25,130
Exchanged from
 associated funds       80,252,039        34,648,180
                       -----------       -----------
Total ...........       83,767,027        36,520,260
                       -----------       -----------
Shares redeemed .       (7,508,824)         (231,691)
Exchanged into
 associated funds      (73,185,139)      (30,983,246)
                       -----------       -----------
Total ...........      (80,693,963)      (31,214,937)
                       -----------       -----------
Increase in Shares       3,073,064         5,305,323
                       ===========       ===========

------------------
* Commencement of offering of shares.

                          Year Ended December 31,
                      ------------------------------
                          2000              1999
                      ------------      ------------
Class D
Sale of shares ....      7,277,532        21,241,859
Investment of
 dividends ........        956,665         1,029,328
Exchanged from
 associated Funds .    163,913,983     2,364,919,946
                    --------------    --------------
Total .............    172,148,180     2,387,191,133
                    --------------    --------------
Shares redeemed ...    (24,969,465)     (104,342,716)
Exchanged into
 associated Funds .   (146,724,443)   (2,306,019,150)
                    --------------    --------------
Total .............   (171,693,908)   (2,410,361,866)
                    --------------    --------------
Increase (Decrease)
 in Shares ........        454,272       (23,170,733)
                    ==============    ==============

4. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

    The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The Manager, at its discretion, agreed to waive a portion of its management fee equal to an annual rate of 0.10%. The management fee for the year ended December 31, 2000, was equivalent to an annual rate of 0.29% of the Fund's average daily net assets.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular

NOTES TO FINANCIAL STATEMENTS

service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2000.

   Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1%, 0.80%, and 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, respectively, amounted to $390,930, $42,137, and $272,575, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $353,787.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $8,157.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $1,515 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $9,595, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $684,672 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $112,545, is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares out standing. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                               CLASS A
                                            --------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2000             1999             1998             1997             1996
                                            ------------     ------------     ------------     ------------     ------------
PER SHARE DATA:
Net Asset Value, Beginning of Year ......      $1.000           $1.000           $1.000           $1.000           $1.000
                                               ------           ------           ------           ------           ------
Income from Investment Operations:
Net investment income ...................       0.056            0.042            0.045            0.047            0.046
                                               ------           ------           ------           ------           ------
Total from Investment Operations ........       0.056            0.042            0.045            0.047            0.046
                                               ------           ------           ------           ------           ------
Less Distributions:
Dividends from net investment income ....      (0.056)          (0.042)          (0.045)          (0.047)          (0.046)
                                               ------           ------           ------           ------           ------
Total Distributions .....................      (0.056)          (0.042)          (0.045)          (0.047)          (0.046)
                                               ------           ------           ------           ------           ------
Net Asset Value, End of Year ............      $1.000           $1.000           $1.000           $1.000           $1.000
                                               ======           ======           ======           ======           ======
TOTAL RETURN:                                    5.65%            4.30%            4.59%            4.80%            4.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ..     $396,472         $293,776         $273,427         $206,604         $208,950
Ratio of expenses to average net assets .        0.60%            0.57%            0.71%            0.78%            0.79%
Ratio of net investment income to average
   net assets ...........................        5.55%            4.21%            4.50%            4.70%            4.61%
Without management fee waiver:**
Ratio of expenses to average net assets .        0.70%            0.66%
Ratio of net investment income to average
   net assets ...........................        5.45%            4.12%


------------------
See footnotes on page 13.

FINANCIAL HIGHLIGHTS

                                                                           CLASS B                          CLASS C
                                                       ----------------------------------------------   ------------------
                                                             YEAR ENDED DECEMBER 31,        4/22/96*      YEAR    5/27/99*
                                                       ---------------------------------      TO         ENDED      TO
                                                        2000      1999     1998     1997   12/31/96     12/31/00 12/31/99
                                                      -------   -------  -------   ------- -------      -------- --------
PER SHARE DATA:
Net Asset Value, Beginning of Period........          $1.000    $1.000   $1.000    $1.000  $1.000       $1.000   $1.000
                                                      ------    ------   ------    ------  ------       ------   ------
Income from Investment Operations:
Net investment income.......................           0.046     0.032    0.035     0.037   0.025        0.047    0.022
                                                      ------    ------   ------    ------  ------       ------   ------
Total from Investment Operations............           0.046     0.032    0.035     0.037   0.025        0.047    0.022
                                                      ------    ------   ------    ------  ------       ------   ------
Less Distributions:
Dividends from net investment income........          (0.046)   (0.032)  (0.035)   (0.037) (0.025)      (0.047)  (0.022)
                                                      ------    ------   ------    ------  ------       ------   ------
Total Distributions.........................          (0.046)   (0.032)  (0.035)   (0.037) (0.025)      (0.047)  (0.022)
                                                      ------    ------   ------    ------  ------       ------   ------
Net Asset Value, End of Period..............          $1.000    $1.000   $1.000    $1.000  $1.000       $1.000   $1.000
                                                      ======    ======   ======    ======  ======       ======   ======
TOTAL RETURN:                                           4.62%     3.26%    3.56%     3.77%   2.44%        4.81%    2.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)....          $43,259   $42,612  $24,189   $10,858  $2,493       $8,378   $5,305
Ratio of expenses to average net assets.....            1.60%     1.57%    1.71%     1.78%   1.78%+       1.40%    1.25%+
Ratio of net investment income to average
   net assets...............................            4.55%     3.21%    3.50%     3.70%   3.58%+       4.75%    3.64%+
Without management fee waiver:**
Ratio of expenses to average net assets.....            1.70%     1.66%                                   1.50%    1.35%+
Ratio of net investment income to average
   net assets...............................            4.45%     3.12%                                   4.65%    3.54%+

------------------
See footnotes on page 13.

FINANCIAL HIGHLIGHTS

                                                                              CLASS D
                                                   ---------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                     2000          1999         1998          1997          1996
                                                   --------      --------     --------      --------      --------
Per Share data:
Net Asset Value, Beginning of Year ......            $1.000        $1.000       $1.000        $1.000        $1.000
                                                     ------        ------       ------        ------        ------
Income from Investment Operations:
Net investment income ...................             0.046         0.032        0.035         0.037         0.036
                                                     ------        ------       ------        ------        ------
Total from Investment Operations ........             0.046         0.032        0.035         0.037         0.036
                                                     ------        ------       ------        ------        ------
Less Distributions:
Dividends from net investment income ....            (0.046)       (0.032)      (0.035)       (0.037)       (0.036)
                                                     ------        ------       ------        ------        ------
Total Distributions .....................            (0.046)       (0.032)      (0.035)       (0.037)       (0.036)
                                                     ------        ------       ------        ------        ------
Net Asset Value, End of Year ............            $1.000        $1.000       $1.000        $1.000        $1.000
                                                     ======        ======       ======        ======        ======
TOTAL RETURN:                                          4.62%         3.26%        3.56%         3.77%         3.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ..            $29,532       $29,078      $52,243       $24,110       $22,309
Ratio of expenses to average net assets .              1.60%         1.57%        1.71%         1.78%         1.79%
Ratio of net investment income to average
   net assets ...........................              4.55%         3.21%        3.50%         3.70%         3.61%
Without management fee waiver:**
Ratio of expenses to average net assets .              1.70%         1.66%
Ratio of net investment income to average
   net assets ...........................              4.45%         3.12%

------------------
 * Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its fees.
 + Annualized.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc., including the portfolio of investments as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated Telephone
                   Access Service

BOARD OF DIRECTORS
John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

Leroy C. Richie 4
Chairman and CEO,
   Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Fred E. Brown
Director Emeritus

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS
William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Gary S. Zeltzer
Vice President

Frank J. Nasta
Secretary
                                       15